Document Processing Fee
If document is on paper:
If document is filed electronically:
Fees are subject to change.
For electronic filing and to obtain
copies of filed documents visit
www.sos.state.co.us
Deliver paper documents to:
Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents must be typed or machine printed.

$60.00 Currently Not Available ABOVE SPACE FOR OFFICE USE ONLY

Statement of Merger

filed pursuant to Section7-90-301, et seq. and Section7-90-203 Colorado Revised Statutes (C.R.S.)

1. Entity name or true name of each merging entity: XML - Acquisition Corporation

(Enter name exactly as it appears in the records of the secretary of state if applicable)

Form of entity: Corporation
Jurisdiction under which the entity was formed: Colorado
ID number (if applicable): 20041272369
Principal office street address: 60 Revere Drive, Suite 725
                                                                             (Street name and number)
                                                 Northbrook, IL 60062
                                                                       (City) (State) (Postal/Zip Code)
                                                 _______________________ ______________
                                                                        (Province - if applicable) (Country - if not US)

Principal office mailing address: ______________________________________________________
(if different from above)                               (Street name and number or Post Office Box information)
                                                     ______________________________________________________
                                                     __________________________ ____ ____________________
                                                                                 (City)                               (State)              (Postal/Zip Code)
                                                 _______________________ ______________
                                                                        (Province - if applicable) (Country - if not US)

Entity name or true name:          XFormity, Inc.
(Enter name exactly as it appears in the records of the secretary of state if applicable)
Form of entity: Corporation
Jurisdiction under which the entity was formed: Texas
ID number (if applicable): ___________
Principal office street address: 14333 Proton Drive
                                                                         (Street name and number)
                                                 Dallas, TX 75244
                                                                          (City) (State) (Postal/Zip Code)
                                                                 _______________________ ______________
                                                                          (Province - if applicable) (Country - if not US)

Principal office mailing address: ______________________________________________________
(if different from above)                               (Street name and number or Post Office Box information)
                                                     ______________________________________________________
                                                     __________________________ ____ ____________________
                                                                                 (City)                               (State)              (Postal/Zip Code)
                                                 _______________________ ______________
                                                                        (Province - if applicable) (Country - if not US)

2. Entity name of the surviving entity: XFormity, Inc.
                                                                                 (Enter name exactly as it appears in the records of the secretary of state if applicable)
    Form of entity:    Corporation
    Jurisdiction under which the entity was formed:          Texas
     ID number (if applicable): ___________
     Principal office street address:         14333 Proton Drive
                                                                           (Street name and number)
                                                         Dallas, Texas 75244
                                                                            (City) (State) (Postal/Zip Code)

Principal office mailing address: ______________________________________________________
(if different from above)                               (Street name and number or Post Office Box information)
                                                 ______________________________________________________
                                                 __________________________ ____ ____________________
                                                                                 (City)                               (State)              (Postal/Zip Code)
                                                 _______________________ ______________
                                                                        (Province - if applicable) (Country - if not US)

3. New entity name of surviving entity:            XFormity, Inc.
4. Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, make the applicable selection):	___ "bank" or "trust" or any derivative thereof
___. "credit union" ___ savings and loan"
___. "insurance", "casualty", "mutual", or "surety"

5. The merging entities are merged into the surviving entity pursuant to this section.

6. If the entity's period of duration as amended is perpetual, mark this box: .   X    OR If the entity's period of duration as amended is less than perpetual, state the date on which the period of duration expires: _____________________
                 (mm/dd/yyyy)

7. If one or more of the merging entities is a registrant of a trademark described in a filed document in the records of the secretary of state, mark this box . and state below the document number of each such filed document.
Document number: ___________
Document number: ___________
(If more than two trademarks, mark this box     and include an attachment stating the additional document numbers.)

8. Other amendments, if any, are attached.

9. Additional information may be included. If applicable, mark this box . and include an attachment stating the additional information.

10. (Optional) Delayed effective date: ______________________
                                                                                             (mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

11. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:
Neuman	Clifford	_L.	_____
(Last)	(First)	(Middle)	(Suffix)
1507 Pine Street (Street name and number or Post Office information)
Boulder	CO	80302
(City)	(State)	(Postal/Zip Code)
_______________________	______________
(Province - if applicable)	(Country - if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box . and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.